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     As filed with the Securities and Exchange Commission on June 23, 1999

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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                 FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 17, 1999


                     ERP OPERATING LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          ILLINOIS                         0-24920                36-3894853
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


TWO NORTH RIVERSIDE PLAZA, SUITE 400
         CHICAGO, ILLINOIS                                          60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


           Registrant's telephone number, including area code:  (312) 474-1300

                                     NOT APPLICABLE
             (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

Exhibit
Number     Exhibit
-------    -------
  1 Form of Terms Agreement dated June 17, 1999 among ERP Operating Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc of America Securities LLC, Chase Securities Inc. and J.P. Morgan Securities Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Form of Terms Agreement incorporates
           (1) the terms and provisions of the Purchase Agreement dated
           December 13, 1994, as amended, among Merrill Lynch and ERP Operating Limited Partnership, the form of which was previously filed as
           Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 33-84892 under the Securities Act of 1933, as amended and
           (2) certain terms and provisions of the Terms Agreement dated
           August 8, 1996 among Merrill Lynch, Alex. Brown & Sons Incorporated and J.P. Morgan Securities Inc., the form of which was previously filed as Exhibit 1 to the Registrant's Current Report on Form 8-K dated August 8, 1996, each as incorporated herein by reference thereto and, as this Form 8-K is incorporated by reference in registration statement no. 333-45557, such terms are set forth in full in such registration statement.

  5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ERP OPERATING LIMITED PARTNERSHIP

                                  By: EQUITY RESIDENTIAL PROPERTIES
                                      TRUST, its general partner


Date: June 23, 1999               By: /s/ Bruce C. Strohm
                                      ----------------------------------
                                      Bruce C. Strohm
                                      Executive Vice President, General Counsel
                                      and Secretary

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